Regional Brands Inc.
2016 Equity Incentive Plan

ARTICLE 1
Establishment, Purpose, and Duration

1.1 *Establishment of the Plan.* Regional Brands Inc. (f/k/a 4net Software, Inc.), a Delaware corporation (together with any successor thereto as provided in Article 13, hereinafter referred to as the "Company"), hereby establishes an equity incentive plan to be known as the 2016 Equity Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options (as defined below).

The Plan is adopted and is effective as of April 8, 2016 (the "Effective Date") and shall remain in effect as provided in Section 1.3.

1.2 *Purpose of the Plan.* The purpose of the Plan is to promote the interests of the Company and its stockholders by aligning the interests of the Participants, through the ownership of Shares (as defined below), with the interests of the Company's stockholders, and by enabling the Company to motivate and retain Employees (as defined below), Directors (as defined below), independent contractors and advisors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

1.3 *Duration of the Plan.* Unless sooner terminated as provided herein, the Plan shall terminate 10 years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions.

ARTICLE 2
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 *"Affiliate"* shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the General Rules and Regulations under the Exchange Act.

2.2 *"Award"* means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, subject to the terms of the Plan.

2.3 *"Beneficial Owner"* or *"Beneficial Ownership"* shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the General Rules and Regulations under the Exchange Act.

2.4 *"Board"* or *"Board of Directors"* means the Board of Directors of the Company.

2.5 *"Change in Control"* means a Change in Control as defined in Article 10.

2.6 *"Code"* means the Internal Revenue Code of 1986, as amended from time to time.

2.7 *"Company"* has the meaning set forth in Section 1.1.

2.8 *"Director"* means a member of the Board of Directors of the Company, its Affiliates and/or Subsidiaries.

2.9 *"Effective Date"* has the meaning set forth in Section 1.1.

2.10 *"Employee"* means any employee of the Company, its Affiliates and/or Subsidiaries.

2.11 *"ERISA"* means the Employee Retirement Income Security Act of 1974, as amended.

2.12 *"Exchange Act"* means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.13 *"Evidence of Award"* means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board which sets forth the terms and conditions of an Award. An Evidence of Award may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant.

2.14 *"Fair Market Value"* or *"FMV"* means the last sales price reported for the Shares on the applicable date as reported on the principal national securities exchange in the United States on which the Shares are then traded, or, if such date is not a trading day, the last prior day on which the Shares were so traded; or if not so listed, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Board in a manner consistent with the provisions of the Code, or, in determining the Option Price for Options granted on or about the Effective Date, the per share purchase price of the Shares set forth in the Securities Purchase Agreement, dated as of April 8, 2016, by and among the Company and the investors party thereto. If, however, the required accounting standards used to account for equity Awards granted to Participants are substantially modified subsequent to the Effective Date such that fair value accounting for such Awards becomes required, the Board shall have the ability to determine an Award's FMV based on the relevant facts and circumstances, but in a manner that would not subject an otherwise exempt award to the Section 409A Rules.

2.15 *"Nonqualified Stock Option"* means an Option that is not intended to meet the requirements of Section 422 of the Code, or that otherwise does not meet such requirements.

2.16 *"Option"* means the right to purchase Shares granted to a Participant in accordance with Article 6. Options granted under the Plan shall be Nonqualified Stock Options.

2.17 *"Option Price"* means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.18 *"Participant"* means any eligible Person as set forth in Section 5.1 to whom an Award is granted.

2.19 *"Person"* shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.20 *"Plan"* has the meaning set forth in Section 1.1.

2.21 *"Section 409A Rules"* means the rules promulgated pursuant to Section 409A of the Code.

2.22 *"Securities Act"* means the Securities Act of 1933, as amended from time to time, or any successor act thereto.

2.23 *"Share"* means a share of common stock of the Company, $0.0001 par value per share.

2.24 *"Subsidiary"* means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

ARTICLE 3
Administration

3.1 *General.* The Board shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The act or determination of a majority of the Board shall be the act or determination of the Board and any decision reduced to writing and signed by all of the members of the Board shall be fully effective as if it had been made by a majority at a meeting duly held. The Board may employ attorneys, consultants, accountants, agents, and other Persons, any of whom may be an Employee, and the Board, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. All actions taken and all interpretations and determinations made by the Board shall be final and binding upon the Participants, the Company, and all other interested Persons.

3.2 *Authority of the Board.* The Board shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Evidence of Award or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments and guidelines for administering the Plan as the Board may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in an Evidence of Award, and, subject to Article 11, adopting modifications and amendments to the Plan or any Evidence of Award, including, without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company or any of its Affiliates or Subsidiaries operates.

ARTICLE 4

Shares Subject to the Plan

4.1 *Number of Shares Available for Awards.* Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares available for issuance to Participants under the Plan shall be [45,564,204] Shares.

4.2 *Share Usage.* Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares or are settled in cash in lieu of Shares shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are

satisfied by tendering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and any Shares so tendered shall again be available for issuance under the Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares, treasury Shares or a combination thereof.

4.3 *Adjustments in Authorized Shares*. In the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split-up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Board, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan, may substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards and/or the Option Price applicable to outstanding Awards.

The Board, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 11, without affecting the number of Shares reserved or available hereunder, the Board may authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the Section 409A Rules, where applicable.

ARTICLE 5

Eligibility

5.1 *Eligibility*. Individuals eligible to participate in the Plan include all Employees and nonemployee Directors, and all independent contractors and advisors to the Company, its Affiliates and/or Subsidiaries.

ARTICLE 6

Options

6.1 *Grant of Options*. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board, in its sole discretion.

6.2 *Evidence of Award*. Each Option grant shall be evidenced by an Evidence of Award that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Board shall determine which are not inconsistent with the terms of the Plan. The Evidence of Award also shall specify that the Option is intended to be a Nonqualified Stock Option.

6.3 *Option Price*. The Option Price for each grant of an Option under the Plan shall be as determined by the Board and shall be specified in the Evidence of Award. The Option Price may not be less than 100% of the Fair Market Value of the Shares on the date of grant.

6.4 *Duration of Options*. Each Option granted to a Participant shall expire at such time as the Board shall determine at the time of grant and specify in the Evidence of Award; provided, however, that no Option shall be exercisable later than the 15th anniversary date of its grant.

6.5 *Exercise of Options*. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve and specify in the Evidence of Award, which terms and restrictions need not be the same for each grant or for each Participant. After an Option is granted, the Board, in its sole discretion, may accelerate the exercisability of the Option.

6.6 *Payment*. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Board, or by complying with any alternative procedures which may be authorized by the Board, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price; (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Board in its sole discretion, including, without limitation, if the Board so determines, (i) a cashless (broker-assisted) exercise, or (ii) a reduction in the number of Shares that would otherwise be issued by such number of Shares having in the aggregate a Fair Market Value at the time of exercise equal to the portion of the Option Price being so paid.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Board, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7 *Restrictions on Share Transferability*. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable and specify in the Evidence of Award, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8 *Termination of Employment*. To the extent consistent with the Section 409A Rules, each Evidence of Award shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Evidence of Award entered into with each Participant,

need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9 *Transferability of Options*. Except as otherwise provided in a Participant's Evidence of Award or otherwise at any time by the Board, no Option granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or as otherwise required by law; provided that the Board may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant's Evidence of Award or otherwise at any time by the Board, or unless the Board decides to permit further transferability, all Options granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant. With respect to those Options, if any, that are permitted to be transferred to another Person, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Board, the Participant's permitted transferee.

ARTICLE 7

Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 8

Deferrals

To the extent permitted by the Section 409A Rules, the Board may permit or require a Participant to defer the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option. If any such deferral election is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals, consistent with the Section 409A Rules.

ARTICLE 9

Rights of Participants

9.1 *Employment*. Nothing in the Plan or an Evidence of Award shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant's employment or service on the Board at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service for any specified period of time.

Neither an Award nor any benefits arising under the Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 11, the Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

9.2 *Participation*. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

9.3 *Rights as a Stockholder*. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 10

Change in Control

10.1 *Change in Control*. For purposes of the Plan, a "Change in Control" shall mean the occurrence during the term of any of the following events:

(a) In connection with a sale or series of sales of securities of the Company, one Person (including an entity) or more than one Person acting as a group (other than Ancora Advisors, LLC and its Affiliates) acquires securities of the Company that results in Beneficial Ownership of more than 50% of the outstanding securities entitled to vote generally in the election of directors of the Company;

(b) All or substantially all (meaning having a total gross fair market value equal to more than 50% of the total gross fair market value of all of the Company's assets immediately before such acquisition or acquisitions) of the assets of the Company are acquired by one Person (including an entity) or more than one Person acting as a group (during a 12-month period ending on the date of the most recent acquisition by such Person or Persons); or

(c) The Company is merged, consolidated, or reorganized into or with another corporation or entity during a 12-month period with the result that upon the conclusion of the transaction less than 50% of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the surviving, resulting or acquiring corporation are Beneficially Owned, directly or indirectly, by the stockholders of the Company immediately prior to the completion of the transaction.

Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred (i) as a result of the issuance of stock by the Company in connection with any public offering of its stock or (ii) due to Beneficial Ownership of securities of the Company by Ancora Advisors, LLC and its Affiliates.

10.2 *Acceleration of Vesting and Exercisability*. Upon the occurrence of a Change in Control, the Board may accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, as determined by the Board in its sole discretion. In its sole discretion, the Board may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Participant, and each such Participant shall receive, with respect to each Share subject to such Option, an amount equal to the excess of the Fair Market Value of such Share immediately prior to such Change in Control over the applicable Option Price, which amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Board shall determine in its sole discretion.

ARTICLE 11

Amendment, Modification, Suspension, and Termination

11.1 *Amendment, Modification, Suspension, and Termination*. Subject to Sections 11.3 and 11.4, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the

Plan and any Evidence of Award in whole or in part; provided, however, that, except as provided in Section 4.3, no amendment of the Plan or Award hereunder shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

11.2 *Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.* The Board may make adjustments, consistent with the Section 409A Rules, in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof and future issuances of securities by the Company) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

11.3 *Awards Previously Granted.* Notwithstanding any other provision of the Plan to the contrary (other than Section 11.4), no termination, amendment, suspension, or modification of the Plan or an Evidence of Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

11.4 *Amendment to Conform to Law.* Notwithstanding any other provision of the Plan to the contrary, the Board may amend the Plan or an Evidence of Award, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Evidence of Award to any present or future law relating to plans of this or similar nature (including, without limitation, the Section 409A Rules and the administrative regulations and rulings promulgated thereunder).

ARTICLE 12

Withholding

12.1 *Tax Withholding.* As determined by the Company in good faith, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, any foreign, federal, state, or local tax required by law to be withheld with respect to any taxable event arising as a result of the Plan.

12.2 *Share Withholding.* With respect to withholding required upon the exercise of Options, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the amount of any foreign, federal, state, or local tax required by law to be withheld on the transaction as determined by the Company in good faith. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate.

ARTICLE 13

Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct

or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 14

General Provisions

14.1 *Forfeiture Events.* The Board may specify in an Evidence of Award that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, its Affiliate, and/or its Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

14.2 *Legend.* The certificates for Shares may include any legend that the Board deems appropriate in its sole discretion to reflect any restrictions on transfer of such Shares.

14.3 *Gender and Number.* Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

14.4 *Severability.* In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.5 *Requirements of Law.* The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.6 *Delivery of Title.* The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

14.7 *Inability to Obtain Authority.* The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.8 *Investment Representations.* The Board may require any Person receiving Shares pursuant to an Award under the Plan to represent and warrant in writing that the Person is acquiring the

securities for his or its own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

14.9 *Uncertificated Shares*. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

14.10 *Unfunded Plan*. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other Person. To the extent that any Person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. The Plan is not subject to ERISA.

14.11 *No Fractional Shares*. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

14.12 *Retirement and Welfare Plans*. Neither Awards made under the Plan nor Shares delivered pursuant to such Awards will be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any of its Subsidiaries' or Affiliates' retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

14.13 *Nonexclusivity of the Plan*. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board to adopt such other compensation arrangements as it may deem desirable for any Participant.

14.14 *No Constraint on Corporate Action*. Nothing in the Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or any of its Subsidiaries' or Affiliates' right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company or any of its Subsidiaries or Affiliates to take any action which such entity deems to be necessary or appropriate.

14.15 *Governing Law*. The Plan and each Evidence of Award shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Evidence of Award, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Evidence of Award.